UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2002

BROWN & BROWN, INC. (Exact name of registrant as specified in its charter)

FLORIDA (State or other jurisdiction of incorporation)	0-7201 (Commission File Number)	59-0864469 (IRS Employer Identification No.)

220 S. Ridgewood Ave., Daytona Beach, FL (Address of principal executive offices)	32114 (Zip Code)

Registrant's telephone number, including area code: (386) 252-9601

ITEM 5.   OTHER EVENTS.

On October 23, 2002, Brown & Brown, Inc., a Florida corporation, issued the press release attached hereto as Exhibit 99 and incorporated by reference herein.  The press release announced the asset acquisition of Cal-Surance Associates, Inc., United Network of Insurance Services, Inc., Sterling Reinsurance Intermediaries, Inc., Lancer Claims Services, Inc., and Charter Financial Services Corp. each headquartered in Orange, California.  The aggregate purchase price for the assets of these entities will be $63,994,809.00, plus the assumption of $514,760.00 in liabilities.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits.

EXHIBIT         DESCRIPTION

99                    Press Release issued by Brown & Brown, Inc. on October 23, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                        BROWN & BROWN, INC.

                                                                        (Registrant)

Date: October 23, 2002                                   /s/  Cory T. Walker

                                                                        Cory T. Walker, Vice President,

Chief Financial Officer and Treasurer

Exhibit Index

Brown & Brown, Inc.

Current Report on Form 8-K

Dated October 23, 2002

Exhibit No.       Description

99        Press Release issued by Brown & Brown, Inc. on October 23, 2002.